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                                                                    EXHIBIT 10.5

                               SECURITY AGREEMENT


       This Security Agreement dated as of March 23, 1998 (this "Agreement") is made by Denali Incorporated, a Delaware corporation (the "Debtor"), in favor of NationsBank of Texas, N.A., in its capacity as agent (the "Secured Party") for certain financial institutions which are or may become parties to the Credit Agreement described below.

                                  INTRODUCTION

       Reference is made to the Amended and Restated Credit Agreement dated as of March 23, 1998 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among the Debtor, Ershigs Biloxi, Inc., Ershigs, Inc., Fluid Containment, Inc., SEFCO, Inc., certain financial institutions which are or may become parties thereto (the "Banks"), and the Secured Party. The Debtor has entered into the Guaranty dated as of March 23, 1998 (as modified from time to time, the "Guaranty"), in favor of the Secured Party guaranteeing the payment of the obligations of Ershigs Biloxi, Inc., Ershigs, Inc., Fluid Containment, Inc., and SEFCO, Inc. under the Credit Agreement and the other Loan Documents, including any Interest Hedge Agreements. It is a condition precedent to the effectiveness of the Credit Agreement that the Debtor secure its obligations under the Credit Agreement and the other Loan Documents, including the Guaranty and any Interest Hedge Agreements, with this Agreement.

       This Agreement is an amendment and restatement of the security agreement provisions of the Existing Credit Agreement (as defined in the Credit Agreement), not a new or substitute security agreement or novation of the security agreement provisions of the Existing Credit Agreement.

       Therefore, for the consideration expressed in the Credit Agreement and the Guaranty, and in order to induce the Secured Party and the Banks to enter into the Credit Agreement, the Debtor agrees with the Secured Party as follows:

Section 1.    Interpretation; Definitions.

       1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. Terms defined in
Article 9 of the UCC shall have the meanings specified in Article 9 of the UCC.
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       1.2    The following terms shall have the following meanings:

       "Chief Executive Office Location" means the location of the chief executive office of the Debtor as specified in the attached Schedule I.

       "Collateral" has the meaning specified in Section 2.1.

       "Collateral Account" means any deposit account with the Secured Party which is designated, maintained, and under the sole control of the Secured Party and is pledged to the Secured Party and which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement. The Debtor agrees to execute any documents reasonably requested by the Secured Party to create any Collateral Account and pledge it to the Secured Party.

       "Equipment" means all of the Debtor's present and future owned or leased fixtures, equipment, mobile equipment, vehicles, interstate commercial vehicles, railroad rolling stock, ships, and aircraft and inventory comprised of such items, wherever located, including Vehicles, containers, parts inventory, and all equipment located at the Equipment Locations, and all parts thereof and all accessions and additions thereto.

       "Equipment Location" means all of the locations designated as Equipment Locations for the Debtor in the attached Schedule I, together with any other locations designated as Equipment Locations by the Debtor if the Debtor has provided the Secured Party with advance written notice of the designation referencing this Agreement and the opportunity to perfect a first priority security interest in any Equipment located at such location in accordance with the terms of this Agreement.

       "Inventory" means all of the Debtor's present and future inventory, wherever located, including inventory in the form of items of Equipment that are or become inventory, inventory in joint production with another person, inventory in which the Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by the Debtor, all combinations and products thereof, and any documents of title or warehouse receipts representing or purporting to represent the foregoing.

       "Proceeds" means all of the Debtor's present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) proceeds of any casualty or condemnation of the Collateral (including insurance proceeds and condemnation awards), (c) claims against third parties for




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impairment, loss, damage, or impairment of the value of the Collateral, and (d)
rights under any insurance, indemnity, warranty, or guaranty of or for any of the foregoing, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

       "Receivables" means all of the Debtor's present and future accounts, accounts from governmental agencies, instruments, chattel paper, and general intangibles, including those arising from the consignment, storage, and sale of Inventory, rights to payment under all contracts, income tax refunds, and other rights to the payment of money.

       "Records" means all of the Debtor's present and future contracts, accounting records, files, computer files, computer programs, and other records primarily related to the Inventory, Receivables, and Proceeds.

       "Related Rights" means all of the Debtor's present and future sale contracts, chattel paper, licenses, permits, contracts, ledgers, files, records, computer files, computer programs, and general intangibles related to any other items of Collateral.

       "Secured Obligations" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Credit Parties to the Secured Party and the Banks (and, with respect to the Interest Hedge Agreements, any Affiliates of the Banks) under the Credit Agreement and the other Loan Documents, including the Guaranty and the Interest Hedge Agreements and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute.

       "Vehicles" means all of each Debtor's present and future owned or leased motorcoaches, buses, vans, trucks, automobiles, taxicabs, tractors, and trailers.

Section 2.    Grant of Security Interest.

       2.1 Grant of Security Interest. The Debtor hereby grants to the Secured Party, for the benefit of the holders of the Secured Obligations, a security interest in all of the Debtor's right, title, and interest in and to the following property (the "Collateral") to secure the payment and performance of the Secured Obligations:






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              All Equipment;

              All Inventory;

              All general intangibles;

              All Records;

              All Receivables;

              All Related Rights; and

              All Proceeds.

To the extent that the Collateral is not subject to the UCC, the Debtor collaterally assigns all of its right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

       2.2 Debtor Remains Liable. Anything herein to the contrary notwithstanding: (a) the Debtor shall remain liable under any contracts and agreements included in the Collateral to the extent set forth therein to perform the Debtor's obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any rights hereunder shall not release the Debtor from any obligations under any contracts and agreements included in the Collateral; and (c) the Secured Party shall not have any obligation under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment the Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

Section 3. General Provisions. The Debtor represents and warrants to and agrees with the Secured Party as follows:

       3.1 Ownership. The Debtor has good and indefeasible title to the assets which comprise the Collateral of the Debtor as reflected in the Debtor's financial statements free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except the Permitted Liens. No effective recorded interest, financing statement, or similar recording or filing covering any part of the Collateral of the Debtor is on file in any recording office, except those filed in connection with Permitted Liens. The Debtor shall not, without the prior written consent of the Secured Party, grant any





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lien, security interest, assignment, restriction, claim, or other encumbrance on or against the Collateral, or lease, sell, or otherwise transfer any of the Debtor's rights in the Collateral except as otherwise permitted under this Agreement or the Credit Agreement.

       3.2    Perfection.

              (a) As of the date of this Agreement, the true and correct name of the Debtor as listed on the Debtor's certificate of incorporation is the name specified for the Debtor on the signature pages of this Agreement.
The Debtor has had no prior names other than those listed for the Debtor in the attached Schedule I. The Debtor has not used and does not use any trade names other than those listed in the attached Schedule I. Without ten days' advance written notice to the Secured Party, the Debtor shall not change its name.

              (b) As of the date of this Agreement, the Debtor's chief executive office is located at the Chief Executive Office Location for the Debtor. Without ten days' advance written notice to the Secured Party, the Debtor shall not change the location of the Debtor's chief executive office from the Chief Executive Office Location for the Debtor.

              (c) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

       3.3    Priority.

              (a) The security interests created by this Agreement are first priority except as set forth below, subject only to the Permitted Liens, and the Debtor shall preserve and maintain the status of such security interests to the end that such security interests remain first priority security interests, except as set forth below, in the Collateral subject only to the Permitted Liens. Permitted Liens for taxes, assessments, or other governmental charges or levies may be first priority to the extent required by applicable law.

              (b) If the proceeds of the Secured Obligations are used to pay any indebtedness secured by prior liens, the Secured Party is subrogated to all of the rights and liens of the holders of such indebtedness.

       3.4    Further Assurances.

              (a) There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Debtor, threatened against or affecting any material portion of the Collateral, or involving the validity or enforceability of this Agreement or the priority of the





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liens, security interests, or assignments created hereunder with respect to any material portion of the Collateral. If the validity or priority of this Agreement or of any liens, security interests, or assignments created or purported to be created hereunder or the title of the Debtor to any Collateral of the Debtor shall be endangered, questioned, or attacked in any material respect or if any material legal proceedings are instituted against the Debtor with respect thereto, the Debtor shall give prompt written notice thereof to the Secured Party, and the action proposed to be taken by the Debtor in connection therewith. During the existence of an Event of Default, the Debtor shall not initiate any action with respect to such material matters without granting the Secured Party advance written notice of the Debtor's intent to initiate such actions and the opportunity to consult with the Debtor regarding the Debtor's proposed actions (unless immediate action is necessary to prevent loss to the Debtor). At the Secured Party's request, during the existence of an Event of Default, the Debtor shall take any actions reasonably requested by the Secured Party with respect to such matters, including diligently endeavoring to cure any material defect existing or claimed and taking all reasonably necessary and desirable steps for the defense of any legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims. During the existence of an Event of Default, the Secured Party, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as the Secured Party deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the liens, security interests, and assignments created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral of the Debtor and the payment or removal of prior liens or security interests, and the reasonable expenses of the Secured Party in taking such action shall be paid by the Debtor.

              (b) The Debtor agrees that at any time the Debtor shall promptly execute and deliver all further agreements, and take all further action, that the Secured Party may reasonably request, in order to further evidence the liens, security interests, and assignments granted or purported to be granted hereunder and perfect and protect the same or to enable the Secured Party to exercise and enforce the Secured Party's rights and remedies hereunder. Without limiting the foregoing, the Debtor shall at the Secured Party's reasonable request execute financing statements, assignments, notices, certificates of title and applications therefor, and such other documents and agreements as the Secured Party may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereunder. The Debtor shall furnish to the Secured Party from time to time any statements and schedules further identifying and describing any Collateral of the Debtor and such other reports in connection with the Collateral of the Debtor as the Secured Party may reasonably request.





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              (c)    During the existence of an Event of Default, the Debtor
agrees that, if the Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, after written request to the Debtor to perform, perform the Debtor's obligations under this Agreement, and any reasonable expenses incurred by the Secured Party in performing the Debtor's obligations shall be paid by the Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party absent manifest error.

              (d) The Debtor irrevocably appoints the Secured Party as the Debtor's attorney in fact, with full authority to act during the existence of an Event of Default for the Debtor and in the name of the Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including the matters that the Secured Party is expressly authorized to take pursuant to this Agreement (including the matters described in paragraph (c) above), and instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement.

              (e) The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, the Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

       3.5 Insurance. With respect to any casualty or condemnation to the Collateral, all proceeds of such casualty or condemnation which are due to the Debtor, including any property insurance proceeds, condemnation awards, proceeds from actions, and any other proceeds, are assigned to the Secured Party and shall be paid directly to the Secured Party for disposition in accordance with Section 5.12 of the Credit Agreement.

Section 4. General Remedies. During the existence of an Event of Default, the Secured Party may, at the Secured Party's option, exercise one or more of the remedies specified elsewhere in this Agreement or the following remedies:

       4.1    Interim Remedies.

              (a) To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC.





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              (b)    The Secured Party may prosecute actions in equity or at
law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

              (c) The Secured Party may occupy any premises owned or leased by the Debtor where any Collateral is assembled for a reasonable period in order to effectuate the Secured Party's rights and remedies hereunder or under law, without obligation to the Debtor with respect to such occupation.

       4.2    Foreclosure.

              (a) The Secured Party may foreclose on any Collateral in any manner permitted by the courts of or in the State of Texas or the State in which any Collateral is located. If the Secured Party should institute a suit for the collection of the Secured Obligations and for foreclosure under this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

              (b) To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon written notice to the Debtor, such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. The Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any





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acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

       4.3 Application of Proceeds. Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the discretion of the Secured Party
(a) held by the Secured Party in one or more Collateral Accounts as cash collateral for the Secured Obligations or (b) applied to the Secured Obligations. Amounts applied to the Secured Obligations shall be applied in the following order:

              First, to the payment of the costs and expenses of exercising the Secured Party's rights hereunder, whether expressly provided for herein or otherwise; and

              Second, to the payment of the Secured Obligations in the order set forth in Section 6.9 of the Credit Agreement.

Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of all commitments of the Secured Party to the Debtor shall be paid over by the Secured Party to the Debtor or to any other Persons that may be lawfully entitled to receive such surplus.

       4.4 Waiver of Certain Rights. To the full extent the Debtor may do so, the Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and the Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of the Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. The Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Secured Party under the terms of this Agreement.

Section 5. Equipment. The Debtor represents and warrants to and agrees with the Secured Party as follows:

       5.1    Ownership.

              (a) The Debtor has good and indefeasible title to the Vehicles of the Debtor that are reflected as part of the Debtor's transportation equipment in the Debtor's financial statements and as reflected in the Vehicle listings for the Debtor provided to the





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Secured Party free from any liens, security interests, assignments, adverse claims, restrictions, or other encumbrances whatsoever except the Permitted
Liens.

              (b) The Debtor may sell or otherwise dispose of its Equipment provided that such sales or other dispositions are made in accordance with
Section 5.9 of the Credit Agreement. To provide for such sales or disposition of Equipment, upon receipt of proper notice from the Debtor and provided that all applicable conditions for the release set forth in Section 5.9 of the Credit Agreement have been satisfied (including that no Default exists), the Secured Party shall release the security interests of the Secured Party in such Equipment, deliver the certificates of title for such Equipment, and execute all documents and instruments reasonably requested to evidence the release. In connection with any sale or other disposition of such Equipment, the Debtor shall provide the Secured Party with reports regarding such sales or other dispositions as may be reasonably requested by the Secured Party.

       5.2    Perfection.

              (a) The Debtor shall provide the Secured Party with advance written notice of any material purchases or acquisitions of any railroad rolling stock, ships, or aircraft and the opportunity to perfect a first priority security interest in any such Equipment of the Debtor. No material amount of Equipment of the Debtor is in the form of fixtures except where the owner of the real property to which the fixtures are attached has executed a lien waiver in favor of the Secured Party.

              (b) The Equipment of the Debtor is located only at the Equipment Locations for the Debtor unless being used outside of the Equipment Locations for the Debtor in the ordinary course of business, and the Debtor shall not move the Equipment of the Debtor outside of the Equipment Locations for the Debtor unless being used outside of the Equipment Locations for the Debtor in the ordinary course of business, but in no event shall any of the Equipment of the Debtor be kept outside of the Equipment Locations for the Debtor for more than four consecutive months.

              (c) The filed financing statements in favor of the Secured Party filed in the applicable jurisdictions against the name of the Debtor and the notation of the security interests of the Secured Party on the certificates of title for Vehicles that are subject to certificate of title laws are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Equipment in the form of equipment, mobile equipment, and Vehicles, and no other filing, recording, authorization, consent, or other action is necessary to allow the Debtor to perform the Debtor's obligations hereunder





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with respect to such Collateral or to permit the Secured Party to exercise the
Secured Party's rights and remedies hereunder with respect to such Collateral.

       5.3 Value. The Equipment of the Debtor is in good working order, and the Debtor shall maintain and preserve the Equipment in good working order and shall make all repairs, replacements, and restorations that are necessary or desirable to that end.

       5.4 Default and Remedies. During the existence of an Event of Default, the Secured Party may take control of the Equipment of the Debtor, and the Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Equipment. If the Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Equipment. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.

Section 6.    Inventory.   The Debtor represents and warrants to and agrees
with the Secured Party as follows:

       6.1    Ownership.    The Debtor may sell Inventory, other than Inventory
comprised of Equipment, in the ordinary course of business. The Debtor may sell Inventory comprised of Equipment, which is defined as part of and treated as Equipment under this Agreement, in accordance with Section 5.

       6.2 Perfection. The Debtor does not and shall not distribute or sell any Inventory on consignment. No document has been issued representing title to the Inventory of the Debtor. If disposition of any of the Inventory of the Debtor gives rise to any documents, the Debtor will promptly inform the Secured Party thereof and deliver the documents to the Secured Party with all necessary endorsements and assignment agreements requested by the Secured Party, or at the request of the Secured Party negotiate the same to the Secured Party.

       6.3 Default and Remedies. During the existence of an Event of Default, the Secured Party may take control of Inventory of the Debtor held by bailees, warehousemen, or similar parties, and the Debtor shall transfer to the Secured Party or execute in favor of the Secured Party any documents necessary to take control of such Inventory. If the Debtor fails to do so, the Secured Party may execute any documents reasonably necessary to take such control of such Inventory. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.





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Section 7.    Receivables.   The Debtor represents and warrants to and agrees
with the Secured Party as follows:

       7.1    Perfection.

              (a) The Debtor shall provide the Secured Party with advance written notice of any material increase in the amount of Receivables in the form of accounts or general intangibles for the payment of money from governmental agencies that require consents or other actions to assign, perfect, or realize upon (including Receivables from the federal government that are subject to the Federal Assignment of Claims Act), instruments, and chattel paper and the opportunity to perfect a first priority security interest (subject only to Permitted Liens) in any such Receivables of the Debtor. Upon written request of the Secured Party, the Debtor shall take such actions as the Secured Party may reasonably request to permit the Secured Party to perfect a first priority security interest in any such Receivables of the Debtor, including obtaining necessary consents from governmental agencies, delivery of instruments to the Secured Party with all necessary endorsements, and delivery of assignment agreements requested by the Secured Party.

              (b) With respect to Receivables of the Debtor in the form of chattel paper, the Debtor shall mark conspicuously all such Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Collateral is subject to the security interests granted hereunder. The Debtor shall, during the existence of an Event of Default and upon request by the Secured Party, promptly deliver to the Secured Party possession of the Receivables of the Debtor in the form of chattel paper.

              (c) The filed financing statements in favor of the Secured Party filed against the name of the Debtor in the applicable jurisdictions are the only filings or recordings necessary to perfect the security interests purported to be granted hereunder on the Receivables of the Debtor in the form of accounts and general intangibles for the payment of money, and no other filing, recording, authorization, consent, or other action is necessary to allow the Debtor to perform the Debtor's obligations hereunder with respect to such Collateral or to permit the Secured Party to exercise the Secured Party's rights and remedies hereunder with respect to such Collateral.

       7.2 Value. The Debtor shall use the Debtor's commercially reasonable efforts to collect payments on the Receivables of the Debtor when due. Unless otherwise specified herein, the Debtor shall use commercially reasonable efforts to perform the Debtor's obligations under each contract giving rise to any Receivables of the Debtor.






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       7.3    Default and Remedies

              (a) During the existence of an Event of Default, the Secured Party may establish Collateral Accounts for the purpose of collecting the Receivables of the Debtor and holding the proceeds thereof, and may direct the Debtor to instruct all account debtors and obligors on the Receivables of the Debtor to make all payments on the Receivables of the Debtor directly to the Secured Party for deposit into such Collateral Account. After such direction to the Debtor and until such direction has been rescinded, (i) all collections and proceeds of the Receivables of the Debtor shall be directed to such Collateral Accounts, (ii) all proceeds of the Receivables of the Debtor which may from time to time come into the possession of the Debtor shall be held in trust for the Secured Party, segregated from the other funds of the Debtor, and delivered immediately to the Secured Party in the form received with any necessary endorsement for deposit into such Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by the Debtor, and (iii) the Debtor shall not adjust, settle, or compromise the amount or payment of any Receivable of the Debtor, release wholly or partly any account debtor or obligor for any Receivable of the Debtor, or allow any credit or discount on any Receivable of the Debtor, without the advanced written consent of the Secured Party.

              (b) In connection with the foregoing, the Secured Party shall have the right at any time during the existence of an Event of Default to take any of the following actions, in the Secured Party's own name or in the name of the Debtor: change the accounts which shall be the Collateral Accounts for the Receivables of the Debtor; compromise or extend the time for payment of the Receivables of the Debtor upon such terms as the Secured Party may determine; endorse the name of the Debtor on checks, instruments, or other evidences of payment on the Receivables of the Debtor; make written or verbal requests for verification of amount owing on the Receivables of the Debtor from any Persons which the Secured Party believes are account debtors or obligors on the Receivables of the Debtor; open mail addressed to the Debtor and, to the extent of checks or other proceeds of the Receivables of the Debtor, dispose of same in accordance with this Agreement; take action in the Secured Party's name or the Debtor's name to enforce collection; and take all other action necessary to carry out this Agreement and give effect to the Secured Party's rights hereunder. Costs and expenses incurred by the Secured Party in collection and enforcement of the Receivables of the Debtor, including attorneys' fees and out-of-pocket expenses, shall be reimbursed by the Debtor to the Secured Party on demand.

Section 8.    Miscellaneous.

       8.1 Choice of Law. Except to the extent that the validity, perfection, or effect of perfection or nonperfection of the security interests created hereunder, or the remedies hereunder, in respect of any particular Collateral are required to be governed by the laws of





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
a jurisdiction other than the State of Texas, this Agreement shall be subject to and construed and enforced in accordance with the substantive laws of the State of Texas.

       8.2 Notice. Unless otherwise specified, all notices and other communications between the Debtor and the Secured Party provided for in this Agreement and the Loan Documents to which the Debtor is a party shall be in writing, including telecopy, and delivered or transmitted to the addresses set forth below, or to such other address as shall be designated by the Debtor or the Secured Party in written notice to the other party. Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of the Debtor or the Secured Party, as the case may be.

If to the Debtor:

       Denali Incorporated
       1360 Post Oak Boulevard, Suite 2470
       Houston, Texas 77056
       Attn:  R. Kevin Andrews
       Telephone:  (713) 627-0933
       Telecopier:  (713) 627-0937

If to the Secured Party:

       NationsBank of Texas, N.A.,
       700 Louisiana, 7th Floor
       Houston, Texas  77002
       Attn: Mark W. Montgomery
       Telephone:    (713) 247-7155
       Telecopier:   (713) 247-7175

       8.3 General. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of the Debtor in this Agreement shall survive the execution of this Agreement and any other contract or agreement. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The Secured Party's remedies under this Agreement and the Loan Documents shall be cumulative, and no delay in enforcing this Agreement and the Loan Documents shall act as a waiver of the Secured Party's rights thereunder. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns. The Debtor may not assign its rights or delegate its duties under this Agreement. The Secured Party may assign its rights and delegate its duties under this Agreement in accordance with the terms of the Credit Agreement. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       EXECUTED as of the date first above written.



                                   DENALI INCORPORATED


                                   By: /s/ R. Kevin Andrews
                                      ------------------------------------------
                                           R. Kevin Andrews
                                           Treasurer


                                   NATIONSBANK OF TEXAS, N.A., as Agent


                                   By: /s/ Mark W. Montgomery
                                      ------------------------------------------
                                           Mark W. Montgomery
                                           Vice President





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